Exhibit 10.2

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of August 19, 2013, between RAIDER RANCH, LP, a Texas limited partnership (“Seller”), and CHP PARTNERS, LP, a Delaware limited partnership (“Purchaser”).

RECITALS

A. Seller and Purchaser have entered into a Purchase and Sale Agreement, dated as of July 3, 2013 (the “Agreement”), with respect to certain properties defined therein as the “Property” (this, and other initially capitalized terms used in this Amendment without definition shall have the same meanings ascribed to such terms in the Agreement).

B. Seller is the “Declarant” as described in that certain Declaration of Covenants, Conditions and Restrictions for Villas at Raider Ranch recorded as instrument number 2008043899 in the Official Records of Lubbock County, Texas (the “Declaration”), and in connection with the purchase and sale contemplated by the Agreement, Seller has agreed to assign all of its rights, title, and interest as “Declarant” under the Declaration to Purchaser.

C. Accordingly, Seller and Purchaser now wish to modify the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged,

Purchaser and Seller agree as follows:

1. Assignment of Declarant’s Rights. The following is hereby added to the Agreement as Section 7.2(q):

“(q) Seller shall execute and deliver to Purchaser an Assignment and Assumption of Apartment Owner’s Rights in the form attached hereto as Exhibit 7.2(q).”

2. Exhibit 7.2(q). Exhibit 7.2(q) attached hereto is hereby added to the Agreement as Exhibit 7.2(q) thereof.

3. Due Diligence Period and Additional Deposit. Purchaser hereby confirms that the Due Diligence Period expires as of 5:00 p.m. (Eastern Time) on the date hereof, and that Purchaser has elected to proceed to Closing upon the terms and conditions set forth in the Purchase Agreement. Accordingly, Purchaser waives its right to deliver a Termination Notice as set forth in Section 2.3 of the Purchase Agreement and confirms its obligation to deliver the Additional Deposit to Escrow Agent on or before Tuesday, August 20, 2013.

4. Miscellaneous: Except as expressly modified herein, the Agreement remains in full force and effect and Purchaser and Seller ratify and affirm the Agreement as modified herein.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. This Amendment may be executed via facsimile or by “PDF scanned signature” and that facsimile or PDF shall be deemed an original for all purposes. If a provision of this Amendment conflicts with a provision of the Agreement, this Amendment shall supersede and control. All capitalized terms and phrases used in this Amendment, if not defined in this Amendment, shall have the same meaning as assigned to them in the Agreement.

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2

SELLER: RAIDER RANCH, LP, a Texas limited partnership

By:	Raider Ranch GP, LLC, a Texas limited liability company, its sole general partner

	By:	/s/ Craig W. Spalding
Craig W. Spaulding
Manager

S-1

Signature Page to Amendment to Purchase and Sale Agreement (Raider Ranch Land)

PURCHASER: CHP PARTNERS, LP, a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability company, its General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, its sole member

		By:	/s/ Tracey B. Bracco
		Name:	Tracey B. Bracco
		Title:	Vice President

S-2

Signature Page to Amendment to Purchase and Sale Agreement (Raider Ranch Land)

EXHIBIT 7.2(q)

ASSIGNMENT AND ASSUMPTION OF DECLARANT’S RIGHTS

THE STATE OF TEXAS	§
§
COUNTY OF LUBBOCK	§

THIS ASSIGNMENT AND ASSUMPTION OF DECLARANT’S RIGHTS (this “Assignment”) is made as of                 , 2013 (the “Effective Date”), by and between RAIDER RANCH, LP, a Texas limited partnership (“Assignor”), and CHP RAIDER RANCH TX SENIOR HOUSING OWNER, LLC, a Delaware limited liability company (“Assignee”).

Recitals:

A. The Declaration of Covenants, Conditions and Restrictions for Villas at Raider Ranch was recorded under Document No. 2008043899 in the Real Property Records of Lubbock County, Texas (the “Records”) and was amended by the First Amendment to Declaration of Covenants, Conditions and Restrictions for Villas at Raider Ranch which was recorded under Document No. 2009040454 in the Records and the Second Amendment to Declaration of Covenants, Conditions and Restrictions for Villas at Raider Ranch which was recorded immediately prior to this Assignment in the Records (as amended, the “Declaration”). Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Declaration.

B. Pursuant to the Purchase and Sale Agreement dated as of July 3, 2013, by and among Assignor, as seller, and CHP Partners, LP, a Delaware limited partnership (“Original Purchaser”), as purchaser, as such Purchase and Sale Agreement may be amended from time to time (collectively, “Purchase Agreement”), and as such Purchase Agreement was assigned, pursuant to the Assignment of the Purchase Agreement dated as of                          , 2013, by Original Purchaser to Assignee and other parties listed therein, Assignor is conveying to Assignee that certain vacant parcel of real property located at 6548 43rd Street, Lubbock, TX 79407, as described on Exhibit A-1 of the Purchase Agreement and by this reference incorporated herein (the “Property”). In connection with the transfer of the Property, Assignor is assigning to Assignee its rights as Declarant under the Declaration.

C. Pursuant to Section 14.1 of the Declaration, a transfer of the rights and obligations of the Declarant set forth in the Declaration shall not be effective unless it is in a written instrument signed by the Declarant and duly recorded in the County Clerk Official Records of Lubbock County, Texas.

Exhibit 7.2(q)-1

NOW THEREFORE, in consideration of the foregoing premises, of TEN and NO/100 DOLLARS ($10.00) in hand paid by Assignee, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignment. Assignor hereby grants, transfers, assigns, delivers and conveys to Assignee as of the Effective Date, all of Assignor’s right, title and interest as Declarant pursuant to the Declaration. Assignor remains responsible for all liabilities and obligations as Declarant pursuant to the Declaration which accrue and/or relate to the period prior to the Effective Date.

2. Assumption. Assignee hereby assumes, and agrees to be bound by, all obligations and liabilities of Assignor as Declarant under the Declaration which shall arise or be incurred, or which are required to be performed, on and after the Effective Date.

3. Indemnities. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all losses, damages, liabilities and expenses (including reasonable attorneys’ fees, court costs and litigation expenses) which Assignee may suffer, sustain or incur in connection with or with respect to the obligations, if any, of Declarant to the Villa Owners pursuant to the Declaration which accrue prior to the Effective Date. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from and against any and all losses, damages, liabilities and expenses (including reasonable attorneys’ fees, court costs and litigation expenses) which Assignor may suffer, sustain or incur in connection with or with respect to the obligations, if any, of Declarant to the Villa Owners pursuant to the Declaration which accrue on or subsequent to the Effective Date.

4. Modification. This Assignment may not be modified except in a writing signed by both parties.

5. Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

6. Applicable Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Texas.

7. Recitals. The recitals are herein incorporated into this Assignment.

8. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

9. Further Assurances. Each party agrees to execute and deliver to the other party other or further assurances of the provisions of this Assignment as the other party may from time to time reasonably request.

[Signatures appear on the following page]

Exhibit 7.2(q)-2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption as of the Effective Date.

ASSIGNOR: RAIDER RANCH, LP, a Texas limited partnership

By:	Raider Ranch GP, LLC, a Texas limited liability company, its general partner

By:
Craig W. Spaulding Manager

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on the              day of             , 2013, personally appeared Craig W. Spaulding, Manager of Raider Ranch GP, LLC, a Texas limited liability company, the General Partner of Raider Ranch, LP, a Texas limited partnership, and acknowledged that he executed the foregoing document on behalf of said company and limited partnership.

Notary Public

My Commission Expires:

Exhibit 7.2(q)-3

ASSIGNEE:

CHP RAIDER RANCH TX SENIOR HOUSING

OWNER, LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF ________	§
§
COUNTY OF ________	§

BEFORE ME, the undersigned, a Notary Public in and for the State of             , on the              day of             , 2013, personally appeared             ,              of CHP Raider Ranch TX Senior Housing Owner, LLC, a Delaware limited liability company, and acknowledged that he executed the foregoing document on behalf of said company.

Notary Public

My Commission Expires:

Exhibit 7.2(q)-4